Exhibit 99.1

David R. Guyer M.D. Chief Executive Officer Biotechnology with a Focus on Eye Disease EYET

This presentation contains forward-looking statements that are subject to a number of risks and uncertainties, including statements about our business strategy, objectives, and expectations, our future operating results and anticipated sources of funds. All statements, other than statements of historical facts are forward-looking statements. All forward-looking statements speak only as of the date of this presentation. Although we believe our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this presentation are reasonable, we may be unable to achieve these plans, intentions or expectations. We have disclosed important factors that could cause or actual results to differ materially from our expectations under "Risk Factors" in our documents filed with the SEC from time to time. Information regarding market and industry statistics contained in this presentation is based on information available to us that we believe is accurate. It is generally based on academic and other publications that are not produced for purposes of securities offerings or economic analysis. Except as required by law, we assume no obligation to update these forward- looking statements publicly, even if new information becomes available in the future. Safe Harbor

Macugen(r) First Anti-Angiogenesis Drug For The Eye 5 Three Large Unmet Medical Needs Markets Age-related Macular Degeneration Launch on track - Guidance $125M-140M FY05 Diabetic Macula Edema Proof of principle Phase 2 data, Phase 3 trials 2H05 Retinal Vein Occlusion Phase 2 trial ongoing Strong Collaboration >$310M invested to date Pfizer co-promote/profit share and funding majority of Macugen R&D Biotechnology with a Focus on the Eye

Scarred 100 Scarred 100 Scarred 100 Visudyne worldwide sales 2004* 40 % Penetration of All wet AMD Total wet AMD Market at Visudyne pricing** Total wet AMD Market at Macugen pricing** $448M $1B $3 - 4B Macugen Positioned Strongly in $3-4B AMD Market U.S. incidence 200,000 U.S. prevalence 1.6M Competition will Expand Market Visudyne Price: $1250/infusion Macugen Price: $995/injection *Reported 2004 sales **Eyetech internal research

Scarred 100 Large Potential Diabetic Macula Edema Market U.S. incidence 75,000-100,000 U.S. prevalence 500,000 U.S. DME Market Assuming Macugen pricing, 100% penetration 4-7 injections per year, $995/injection *Eyetech internal research $2 to 3.5B*

Scarred 100 U.S. incidence 130,000 $680-910M* U.S. RVO Market Assuming Macugen pricing, 100% penetration 4-7 injections per year, $995/injection *Eyetech internal research Third Potential Opportunity: Large Retinal Vein Occlusion Market

EYET is at the Forefront of the Large Retinal Markets Macugen AMD - Launched DME - Phase 3 trials to start 2H05 RVO - Phase 2 trial ongoing The Future Drug delivery collaboration with Pfizer Microspheres Combination therapy PDGF aptamer being studied with Macugen Rigas et al., ARVO 2003 Control Macugen + PDGF inhibitor

Pfizer pays majority of ongoing development costs To be earned Additional regulatory milestones $90M + Sales milestones $450M = $540M US Outside U.S. U.S. profit-share and co-promote Ex-U.S. royalties Eyetech records all U.S. sales Ex-U.S. royalties 8 Pfizer Collaboration Positions Eyetech for Success

Macugen U.S. Launch Update Launch on track to meet '05 guidance of $125-140M Reimbursement in place CMS is reimbursing at Average Sales Price (ASP) +6% Written confirmation in 50/50 states to cover according to label

Physician Reimbursement Procedure and Drug Reimbursement Established procedure code for intravitreal injections - CPT 67028 $202.37 per intravitreal injection Temporary J-code (J3490) for 2005; permanent code expected January 2006 ASP+ 6%

80 44 PFE EYET Retinal Specialists Strong Combined U.S. Salesforce 80 Pfizer registers and sells Macugen ex-U.S. General Ophthalmologists

Anti-angiogenesis: From Theory to Therapy New Eng J Med 1971 New Eng J Med 2004 "..marks the start of a new era in the treatment of age-related macular degeneration and other causes of ocular neovascularization." "It is the efficacy of a new medical approach that makes this a landmark study" Frederick L. Ferris M.D.- NEJM Editorial

Macugen-First Anti-VEGF Ocular Therapy First and Only approved drug for All Neovascular AMD Addresses an urgent unmet medical need: large markets Proven efficacy data in all endpoints through two years Favorable safety profile through two years Breakthrough Therapy Targeting the Underlying Cause of the Disease

0.0310 65% 3 mg - 55% Control 0.0003 71% 1 mg 0.0001 70% 0.3 mg p-value % losing < 3 lines Treatment arm 27% relative increase in responders for 0.3 mg dose Combined Analysis (n = 1186) 70% of Patients Protected When on Macugen 27 Achieved Primary Endpoint at 54 Weeks

Approx 50% difference Mean changes in visual acuity on ETDRS chart: from baseline up to week 54 Approximately 50% Greater Effect Compared to Controls -18 -16 -14 -12 -10 -8 -6 -4 -2 0 0 6 12 18 24 30 36 42 48 54 Time (weeks) Mean vision change (letters) Macugen 0.3mg Usual care

-18 -13 -8 -3 Macugen Control Predominantly Classic n = 148 Minimally Classic n = 211 Occult with no Classic n = 231 Mean Vision Loss (Letters) 31 * P<0.05 * * * Broad FDA Label - All Neovascular AMD

Macugen Control P-value 38% 56% P<0.0001 50% More Legal Blindness in Controls

Macugen Control >1 Line(s) Gained >2 Lines Gained >3 Lines Gained >0 Line(s) Gained 43% Increase p = 0.0032 83% Increase p = 0.0043 12% 22% 83% Increase p = 0.0239 6% 11% 200% Increase p = 0.0401 2% 6% 35 Maintainers and Gainers

Vision Gainers in the Second Year Macugen treated patients Macugen treated patients Macugen treated patients Number of lines maintained/gained End of 1st Year End of 2nd Year +3 6% 10% +2 11% 17%

2 Years Treatment (N=133) Usual Care (N=107) 0 0 0 6 -1.89 -3.88 12 -3.57 -4.77 18 -4.47 -7.64 24 -4.38 -8.46 30 -5.32 -10.49 36 -7.16 -12.03 42 -7.33 -12.24 48 -7.26 -12.99 54 -8.8 -13.63 60 -8.28 -14.46 66 -8.95 -15.97 72 -9.74 -17.14 78 -9.29 -16.98 84 -9.64 -17.54 90 -9.74 -16.48 96 -9.51 -17.02 102 -9.41 -17.03 Treatment Effect at Year 2 45% Benefit P<0.01 Year One Year Two AMD is a Chronic Disease

One vs Two Years of Macugen Therapy % with 15 Letter Loss Time to First 15 Letter Loss 54 60 66 72 78 84 90 96 102 weeks 0 10 20 30 Macugen Continued for 2 years (n=133) Macugen Discontinued after 1 year (n=132) p<0.05 More Vision Loss Less Vision Loss

Weeks VAS Change (in letters) -15 -12 -9 -6 -3 0 3 6 54 60 66 72 78 84 90 96 102 0.3 mg - 0.3 mg N=133 0.3mg-D/C-0.3 mg N=28 Full Uninterrupted 2-year Treatment Results Retreatment after recurrence Two years uninterrupted therapy

Efficacy and Early Disease Healthier photoreceptors may theoretically be more responsive to the benefits of VEGF inhibition Avoidance of "bleeds" is key

Macugen 77% Usual Care 50% Percentage losing < 3 lines at 54 weeks All subtypes pts with BLVA ^54 letters, no scar/atrophy, no prior PDT, lesion size < 2 da n=62 Retrospective analyses p=0.03 Efficacy and Early Disease

Macugen Control >1 Line(s) Gained >2 Lines Gained >3 Lines Gained >0 Line(s) Gained 18% 35% 94% Increase 50% Increase 21% 114% Increase 7% 18% 12% 49 14% 200% Increase 4% Efficacy and Early Disease pts with BLVA ^54 letters, no scar/atrophy, no prior PDT, lesion size < 2 da n=62 Retrospective analyses

Macugen Control >1 Line(s) Gained >2 Lines Gained >3 Lines Gained >0 Line(s) Gained 20% 47% 135% Increase P=0.02 200% Increase P=0.03 33% 350% Increase P=0.02 6% 27% 0% 20% 51 11% occult, no lipid, first eye n=65 Retrospective analyses 20% vs 0% P=0.006 Efficacy and Early Disease

Favorable Safety Profile - Macugen Label Serious adverse events related to the injection procedure occurring in <1% of intravitreal injections included endophthalmitis, retinal detachment, and iatrogenic traumatic cataract. (p 7, paragraph 3) Most frequently reported adverse events in patients treated for up to 2 years were alterations in vision, anterior chamber inflammation, cataract, conjunctival hemorrhage, corneal edema, eye discharge, eye pain, hypertension, increased intraocular pressure (IOP), punctate keratitis, and vitreous floaters and opacities. (p 7, paragraph 4) MACUGEN is contraindicated in patients with ocular or periocular infections. (p 5, paragraph 5)

Competitive Landscape Visudyne - QLTI/NVS Systemic intravenous infusion with laser Visudyne + intravitreous steroids - OFF-LABEL use Retaane - ACL Angiostatic steroid Lucentis - DNA/NVS Non-specific VEGF blocker

QLTI/NVS's Visudyne FDA approved only for smallest subgroup (predominantly classic) of AMD in the U.S. (18-25% of the market) Failed in minimally classic and occult (two trials) at 1 year Side effects include up to 5% severe vision loss, 6% back pain and sun sensitivity (avoidance of sun at least 20 days/year) Therapy requires nurse and expensive laser Not doctor-friendly for satellite office/patient flow FY04 WW sales $448M

PDT by Angiographic Lesion Composition PDT (%) Placebo (%) Pure Occult 49 45 0<49% Classic 55.9 55.3 50-99% Classic 55 52.5 100% Classic 76.6 27.2 References: TAP Report 1, Archives of Ophthalmology, (117); 1999 VIP Report, AJO, (131); 2001 No difference between Visudyne and control OCCULT MINIMALLY CLASSIC PREDOMINANTLY CLASSIC PURE CLASSIC PDT (%) Placebo (%)

PDT + Off-label Steroids (triamcinolone) Steroids are not FDA-approved for intraocular injections No phase 3 clinical trials reported Glaucoma incidence of up to 50% (AJO 2004;135;5*) "any pressure elevation...could have more serious implications. ..we found that IOP elevation after intravitreal triamcinolone injection to be common. The number of patients developing iatrogenic pressure elevations is potentially large" said Richard Spaide, M.D. Higher incidence of cataracts* May increase risk for infections due to immunosuppressive effect Potential toxic effect on the retina

73% 46% Macugen PDT Percent Responders Predominantly Classic* % Patients with <15 Letter Loss Macugen (n=48) PDT (n=54) 0% 10% 20% 30% 40% 50% 60% 70% 80% 46% 73% *As classified by investigators This is a retrospective analysis of VISION study data only - no prospective head to head trials have been performed to establish superiority for any treatment. 59% Relative Difference P < 0.01

% Severe Vision Loss Predominantly Classic* Macugen PDT 0.3 mg Sham 0 0.333 P < 0.0001 33% Severe Vision Loss Macugen (n=48) PDT (n=54) 0% Percent Severe Vision Loss *As classified by investigators This is a retrospective analysis of VISION study data only - no prospective head to head trials have been performed to establish superiority for any treatment.

ACL's Retaane Failed to Hit Primary Endpoint in Pivotal Phase 3 Trial

Genentech's Lucentis Great science - Dr Napoleon Ferrara discovered VEGF Pivotal phase 3 trials ongoing: MARINA - minimally classic and occult (against sham) ANCHOR - predominantly classic (head to head against Visudyne) Non-selectively blocks all isoforms of VEGF, fragment of Avastin May cause inflammation (Angiogenesis meeting in Naples, Fla. Feb. 05) Clinical trial dosing every 4 weeks (26 injections over 2 years) Non-Selective VEGF Blocker

VEGF-165 is the Pathological Isoform J Exp Med 2003:198;483-489 VEGF164/165 is Selectively Increased During Pathological Neovascularization From the Macugen label "..pegaptanib binds to the major pathological VEGF isoform, extracellular VEGF165, thereby inhibiting VEGF165 binding to its VEGF receptors."

Pathologic NV area (mm2) P<0.01 Same Pathological Neovascularization J Exp Med 2003:198;483-489 0 0.2 0.4 0.6 0.8 1 control Selective VEGF Blocker Non Selective VEGF Blocker Selective vs Non-selective VEGF Inhibition

Physiologic NV area (mm2) Normal Retinal Vessel Development P<0.01 J Exp Med 2003:198;483-489 0.00 10.00 20.00 30.00 Control Selective VEGF Blocker No Toxicity Toxicity Non Selective VEGF Blocker Non-selective VEGF Inhibition Toxicity

Theoretical Clinical Manifestation of Non- selective VEGF Blockade Bleeding and Thromboembolic Events Bleeding and Thromboembolic Events Bleeding and Thromboembolic Events Bleeding Retinal Vein Occlusion

Am J of Pathol July 2004 Functional blood vessels (green) Prior to VEGF inhibition 10 days after NON-SELECTIVE VEGF inhibition 55% CAPILLARY DEATH Non-selective Anti-VEGF Treatment Can Lead to Adult Capillary Death VEGF = Vessel Survival factor

Theoretical Clinical Manifestation of Non- selective VEGF Blockade selective VEGF Blockade selective VEGF Blockade Atrophy - Potential Loss of Fenestrae and Capillaries Atrophy

Theoretical Clinical Manifestation of Non- selective VEGF Blockade via Antibody Inflammation Inflammation

Genentech's Phase 3 Program Multiple Possible Outcomes Frequency Control 0.3 mg 0.3 mg 0.5 mg 0.5 mg 1 Year 2 Years 1 Year 2 Years MARINA Monthly Sham ? ? ? ? ANCHOR Monthly PDT ? ? ? ? PIER Monthly for 3 months, then every 3 months Sham ? ? ? ? Different doses and frequency Different control groups and study populations Need two positive trials at both 1 and 2 years

Anti-Permeability and Anti-Angiogenic Drug Diabetic Retinopathy - A Second Large Market 18M U.S. diabetics Leading cause of blindness under the age of 50 75% of diabetics develop retinopathy after 10 years 500,000 existing patients with DME in the U.S., and 75,000 new patients each year Diabetes is a Worldwide Epidemic No Drugs Approved for Diabetic Retinopathy Current Therapy (Laser) is Destructive Source: American Diabetes Association

Macugen Control >1 Line(s) Gained >2 Lines Gained >3 Lines Gained >0 Line(s) Gained 51% 73% 43% Increase p = 0.02 73% Increase p = 0.01 34% 59% 240% Increase p = 0.003 10% 34% 157% Increase 18% 89 7% N=169 Diabetic Macula Edema Proof of Principle Data in Phase 2 Trial

Events Events Severe Vision Loss Severe Vision Loss # pts % per inj. # pts % per inj. Endophthalmitis 1 0.15 0 0 Traumatic cataract 0 0 0 0 Rhegmatogenous retinal detachment 0 0 0 0 (n=652 total intravitreal injections) Proof of Principle Data in Phase 2 Trial Diabetic Macula Edema

Third Major Commercial Opportunity No Approved Drug for RVO Retinal Vein Occlusion Phase 2 Trial in Progress 130,000 new patients per year in the U.S. Strong scientific rationale Unmet medical need

Fully Integrated Biotechnology Company Cutting-edge scientists at Eyetech Research Laboratories Archemix deal expands the pipeline Well established network of retinal specialists World-class aptamer manufacturing expertise Marketing / sales team with proven ability to commercialize 44 EYET sales representatives targeting 1400 retinal specialists

Summary Macugen First Anti-Angiogenesis Drug For The Eye Launch on track: sales guidance '05 of $125-140M Reimbursement in place in all 50 states Industry-leading deal with Pfizer DME phase 3 - 2H05 RVO phase 2 - in progress Strong pipeline Drug delivery Combination therapy